MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.








FUND LOGO









Annual Report

October 31, 1995



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

Important Tax
Information
(unaudited)

Of the monthly cash distributions paid by Merrill Lynch Short-
Term Global Income Fund, Inc. during the period January 1995 through October 31, 1995, 67.44% are characterized as a return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 32.56% of the monthly cash distributions paid during the period January 1995 through October 1995 represent income from foreign sources.

Finally, the Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is 1.2588% multiplied by the January through October cash distributions.

The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DEAR SHAREHOLDER

Fiscal Year in Review
During the year, as global fixed-income
prices firmed, we remained for the most
part conservatively positioned in the
higher-yielding dollar-bloc markets. In
particular, we increased the Fund's expo-sure to Canada, Australia and New
Zealand as yield spreads remained attrac-tive versus the United States. On the cur-rency front, the US dollar finally entered a period of consolidation after sharp moves lower against the Deutschemark and the yen in the early part of the year.
Looking ahead, we will continue to
hedge our foreign currency exposure
into US dollars to take advantage of
attractive interest rate differentials and improving dollar fundamentals. This strategy served to enhance the Fund's performance throughout the fiscal year.

Market Review
In 1995, international bond markets
responded positively to lower short-term international interest rates brought on by central bank easings. As the US market traded strongly, other European markets followed, with higher-yielding markets outperforming in general.

During September support for a stronger
US dollar from US and Japanese offi-
cials, a reduction of Japanese short-term interest rates, central bank intervention and a weak Tankan report from Japan helped the US dollar break through the psychological level of 100 yen per dollar.
In addition, the Bank of Japan (BOJ)
reduced its discount rate by 50 basis
points (0.50%) to 0.50% on September 8,
1995 while Japan's stimulus package was
presented on September 20. The finan-
cial package totaled 14.2 trillion yen,
and a majority of the plan focused on
public works projects.

As expected several European banks
eased monetary policy in September,
continuing the easing trend initiated
earlier in the year. The Bundesbank
reduced its repurchase agreement rate
15 basis points to 4.15%, while the
Belgian National Bank adjusted two of its key rates 20 basis points, decreasing the central rate to 4.10% and the end-of-day rate to 5.35%. In addition, Denmark, Austria, Portugal, Switzerland and the
Netherlands also followed with similar
rate reductions.

The Italian bond market and currency
were supported as Italy's 1996 budget
was approved by the Cabinet and Senate.
The budget aims to reduce the deficit
by 32.5 trillion Italian lira, bringing the deficit to 5.8% of gross domestic product
(GDP) from 7.4%. The 1996 French
budget was released on September 20.
The deficit target of 290 billion French francs is a reduction from 322 billion
French francs in 1995.

European Union heads of state held an
informal summit on September 22 and
September 23 and an official meeting on
September 29 and September 30 to dis-
cuss European Monetary Union issues.
Several political leaders expressed con-cern in the ability to meet the criteria of the Maastricht Treaty and suggested changing the timing of the Treaty, which added short-term volatility to European bond markets.

In October, several European central
banks continued to reduce key rates.
The Bundesbank again decreased its
repurchase agreement rate a total of
5 basis points to 4.03%. The Belgian
National Bank adjusted the end-of-day
rate 5 basis points to 5.30% and the
central rate to 4.05% from 4.10%, while
in Sweden the Riksbank set the discount
rate at 7.00% versus 7.50%. While this
does not represent a change to Swedish
monetary policy, as the rate is set based on current yields of government bonds, it does indicate Sweden's resolution to be consistent with interest rate activity in other European countries.

Contrary to the other central banks,
however, the Bank of France (BOF)
tightened monetary policy on October 9
to stabilize its currency by increasing the 24-hour lending rate by 110 basis points to 7.25%. The BOF replaced the 5-day--
10-day lending window with a 24-hour
rate to support the depreciating franc.
Later in the month, the central bank
reversed course and reduced the short-
term rate 25 basis points to 7.00% to
safeguard the franc against speculative
pressure. In addition, five million
French public sector workers protested
the proposed salary freeze in the 1996
budget by entering a general strike.
Prime Minister Juppe refused to increase salaries of public sector employees to help reduce the deficit to 290 billion
French francs, 3% of GDP, in 1996. The
strike affected public transportation,
schools and post offices and brought the nation to a virtual standstill.

The European bond markets were influ-
enced by speculation that Sweden and
Finland might join the Exchange Rate
Mechanism (ERM) in the near future,
while rumors of Italy rejoining have sub-sided. Next year will be critical in deter-mining the participating countries for
European Unity though European bond
markets will undoubtedly be affected
during the entire process.

Political disruption remains the focus in Italy. Justice Minister Mancuso was accused of interfering in the corruption investigations of Milan magistrates.
The Social Democratic Party wanted
Mancuso's resignation and the Justice
Minister refused to submit to pressure.
He lost a no-confidence vote and later
appealed the vote to the Constitutional
Court. President Scalafaro named Prime
Minister Dini Acting Justice Minister.
In addition, former Prime Minister
Berlusconi was indicted for bribery of
tax inspectors. While the trial is set for January 17, 1996, he plans to retain his leadership of the center-right Freedom
Alliance Party. Prime Minister Dini won
a vote of no confidence initiated by
Berlusconi. Initially, Dini had refused to resign but later stated he would step down after passage of the 1996 budget.

On October 26, 1995, the Mexican peso
depreciated 6.2% to levels not seen since
March 9 when the currency reached a
record low of 7.45. Several factors con-tributed to the peso's decline. Inflation for the first half of the month increased
1.1%, 30% higher than anticipated. Also
contributing to the turbulence of the
Mexican currency was speculation that
the Pacto negotiations were meeting
with difficulties and the continued arrest of political figures.

In Canada, on October 30, the Province
of Quebec voted against sovereignty
by a narrow margin of 50.6% to 49.4%.
Another attempt at independence could
occur in the next few years. Shortly
after the referendum, the Bank of Canada
(BOC) began what will most likely be a
gradual easing process to counter the
increasing interest rate trend which
began in June. The BOC lowered the target bank for call loan rate to 5.75%--6.25%.

Representatives at the meeting of the
Group of Seven Industrialized Nations
(G-7) on October 7 and October 8 were
in agreement that they would welcome
further appreciation of the US dollar
and were pleased with the progress
already made. Much of the communique
was the same as the April 7 meeting.
The participants reiterated the commit-
ment to reduce imbalances and cooper-
ate closely in the foreign exchange
markets. They also concluded current
fiscal and monetary policies should con-tinue and stressed the importance of reducing fiscal deficits. G-7 nations are unified in their position on the currency markets and are prepared to intervene in the foreign exchange market to main-tain a stronger US dollar. However, no definitive conclusions were reached as to how much dollar appreciation the G-7 would like to see.

In the United States, bond markets con-
tinued their positive trend as budget
deficit reduction, stable inflation and
noninflationary economic growth pushed
interest rates to just under 6.40% yield levels on the 30-year Treasury bond. This positive trend may continue if develop-ments in Washington regarding balanc-ing the budget become reality. However, we are aware of potential market disap-pointment if Washington allows political factors to take center stage in the budget process.

In Conclusion
Looking ahead, we anticipate interest
rates to firm as global economic growth
and inflation criteria may force central banks to become cautious over the near term. We also believe the US dollar is in a consolidation process as a budget defi-cit reduction and other economic funda-mentals point to a positive environment for further dollar strength.

We thank you for your continued invest-
ment in Merrill Lynch Short-Term Global
Income Fund, Inc., and we look forward
to reviewing our outlook with you again
in our next report to shareholders.

Sincerely,


(Arthur Zeikel)
Arthur Zeikel
President


(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager


(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager


(David B. Walter)
David B. Walter
Vice President and Portfolio Manager

(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager





December 6, 1995



PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM
System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class
  C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs below and on page 5, and the "Performance Summary" and "Recent Performance Results" tables on pages 6 and 7. Data for the Fund's Class B and Class D Shares are presented in the "Average Annual Total Return" table on page 5. Data for Class A and Class C Shares are also presented in the "Aggre-gate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended
October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a repre-sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment



A line graph depicting growth of an investment in the Fund's Class A Shares and Class C Shares compared to the growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:


                                              10/21/94**           10/95

ML Short-Term Global Income Fund, Inc.++--
Class A Shares*+++                             $ 9,600            $10,057

ML Short-Term Global Income Fund, Inc.++--
Class C Shares*                                $10,000            $10,093

ML Global Government Bond Index++++            $10,000            $10,957

Salomon Brothers World Government
One--Three Year Bond Index++++++               $10,000            $10,969

A line graph depicting growth of an investment in the Fund's Class B Shares and Class D Shares compared to the growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:


                                                8/3/90**           10/95

ML Short-Term Global Income Fund, Inc.++--
Class B Shares*                                $10,000            $11,552

ML Short-Term Global Income Fund, Inc.++--
Class D Shares*+++                             $ 9,600            $11,408

ML Global Government Bond Index++++            $10,000            $16,013

Salomon Brothers World Government
One--Three Year Bond Index++++++               $10,000            $14,241


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of 189 global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars. +++Class A Shares were redesignated to Class D Shares on October 21, 1994.


Aggregate
Total Return


                                     % Return Without       % Return With
                                        Sales Charge         Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95      +4.06%                 -0.10%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                          % Return             % Return
                                        Without CDSC          With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95      +0.19%                 -0.76%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




Average Annual
Total Return

                                         % Return             % Return
                                        Without CDSC         With CDSC**

Class B Shares*

Year Ended 9/30/95                        +3.18%                 -0.71%
Five Years Ended 9/30/95                  +2.48                  +2.48
Inception (8/3/90) through 9/30/95        +2.66                  +2.66

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without       % Return With
                                        Sales Charge         Sales Charge**

Class D Shares*

Year Ended 9/30/95                        +3.73%                 -0.42%
Five Years Ended 9/30/95                  +3.04                  +2.20
Inception (8/3/90) through 9/30/95        +3.22                  +2.41

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)




Performance
Summary--
Class A Shares
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94            $8.11         $7.90                   --                $0.103                -1.33%
1/1/95--10/31/95               7.90          7.93                   --                 0.425                +6.18
                                                                                      ------
                                                                                Total $0.528

                                                                    Cumulative total return as of 10/31/95: +4.76%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares

                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
8/3/90--12/31/90             $10.00         $9.93                   --                $0.404                +3.40%
1991                           9.93          9.68                   --                 0.885                +6.63
1992                           9.68          8.69                   --                 0.687                -3.39
1993                           8.69          8.63                   --                 0.581                +6.15
1994                           8.63          7.89                   --                 0.463                -3.30
1/1/95--10/31/95               7.89          7.93                   --                 0.375                +5.65
                                                                                      ------
                                                                                Total $3.395

                                                                   Cumulative total return as of 10/31/95: +15.52%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares

                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94            $8.11         $7.89                   --                $0.079                -1.74%
1/1/95--10/31/95               7.89          7.74                   --                 0.339                +2.73
                                                                                      ------
                                                                                Total $0.418

                                                                    Cumulative total return as of 10/31/95: +0.93%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares***
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
8/3/90--12/31/90             $10.00         $9.93                   --                $0.436                +3.73%
1991                           9.93          9.68                   --                 0.941                +7.23
1992                           9.68          8.70                   --                 0.735                -2.79
1993                           8.70          8.64                   --                 0.625                +6.69
1994                           8.64          7.89                   --                 0.506                -2.91
1/1/95--10/31/95               7.89          7.93                   --                 0.409                +6.10
                                                                                      ------
                                                                                Total $3.652

                                                                   Cumulative total return as of 10/31/95: +18.83%**

  *Figures may include short-term capital gains distributions.
 **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select Pricing SM
   System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Recent
Performance
Results
                                                                                                           12 Month     3 Month
                                                                      10/31/95    7/31/95     10/31/94     % Change     % Change
Class A Shares*                                                         $7.93      $7.89        $8.11        -2.22%       +0.51%
Class B Shares*                                                          7.93       7.88         8.10        -2.10        +0.63
Class C Shares*                                                          7.74       7.70         8.10        -4.44        +0.52
Class D Shares*                                                          7.93       7.88         8.11        -2.22        +0.63
Class A Shares--Total Return*                                                                                +4.63(1)     +2.19(2)
Class B Shares--Total Return*                                                                                +4.00(3)     +2.25(4)
Class C Shares--Total Return*                                                                                +0.93(5)     +2.07(6)
Class D Shares--Total Return*                                                                                +4.43(7)     +2.26(8)
Class A Shares--Standardized 30-day Yield                                5.46%
Class B Shares--Standardized 30-day Yield                                4.89%
Class C Shares--Standardized 30-day Yield                                4.87%
Class D Shares--Standardized 30-day Yield                                5.21%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.418 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.109 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.512 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.127 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                                    Maturity                                                 Interest       Value       Percent of
COUNTRIES       Face Amount           Date                 Issue                              Rate++      (Note 1a)     Net Assets
Australia       A$      65,220,000   7/15/96    Commonwealth Bank of Australia (3)            13.00%    $ 51,489,914        12.12%
                        27,300,000   4/01/97    New South Wales Treasury Corp. (3)            12.50       22,049,398         5.19

                                                Total Investments in Australia
                                                (Cost--$73,718,883)                                       73,539,312        17.31


Canada          C$      10,870,000   2/08/96    Canadian Treasury Bill (1)                     5.90        7,973,548         1.88
                        65,050,000   3/07/96    Canadian Treasury Bill (1)                     5.82       47,491,107        11.18
                        14,590,000  12/13/95    Ontario Treasury Bill (3)                      5.90       10,794,316         2.54
                        11,560,000  12/27/95    Ontario Treasury Bill (3)                      5.90        8,537,252         2.01

                                                Total Investments in Canada
                                                (Cost--$72,535,006)                                       74,796,223        17.61


Ireland         Iep     12,230,000   7/30/96    Irish Gilt (1)                                 9.00       20,265,025         4.77

                                                Total Investments in Ireland
                                                (Cost--$20,007,622)                                       20,265,025         4.77


Italy           Lit  5,735,000,000   1/01/96    Buoni Poliennali del Tesoro (Italian
                                                  Government Bonds) (1)                       12.00        3,592,439         0.84
                    25,000,000,000  10/01/96    Buoni Poliennali del Tesoro (Italian
                                                  Government Bonds) (1)                        9.00       15,517,187         3.65

                                                Total Investments in Italy
                                                (Cost--$18,680,213)                                       19,109,626         4.49


New Zealand     NZ$    101,235,000  11/15/95    New Zealand Government Bonds (1)               8.00       66,796,292        15.72
                        21,500,000   2/07/96    New Zealand Treasury Bill (1)                  8.18       13,904,944         3.27

                                                Total Investments in New Zealand
                                                (Cost--$77,448,259)                                       80,701,236        18.99

Spain           Pta  2,000,000,000   2/28/97    Bonos del Estado (Spanish Government
                                                  Bonds) (1)                                   9.00       16,213,202         3.82

                                                Total Investments in Spain
                                                (Cost--$16,014,575)                                       16,213,202         3.82


United        Pound     11,800,000  12/30/96    General Electric Capital Corp. (2)             8.25       18,932,295         4.45
Kingdom    Sterling
                                                Total Investments in the United Kingdom
                                                (Cost--$19,134,699)                                       18,932,295         4.45


United States   US$     15,000,000  11/01/95    CS First Boston Inc., Repurchase Agreement*
                                                  purchased on 10/31/95 (2)                    5.77       15,000,000         3.53
                        24,000,000  11/01/95    Chemical Bank, Repurchase Agreement*
                                                  purchased on 10/31/95 (2)                    5.85       24,000,000         5.65
                        21,857,000  11/01/95    Schweizerischer Bankverein SBC (Swiss Bank),
                                                  Repurchase Agreement* purchased on
                                                  10/31/95 (2)                                 5.85       21,857,000         5.14
                        34,790,000   1/15/96    US Treasury Note (1)                           9.25       35,034,574         8.24

                                                Total Investments in the United States
                                                (Cost--$96,076,951)                                       95,891,574        22.56


                Total Investments (Cost--$393,616,208)                                                   399,448,493        94.00

                Unrealized Depreciation on Forward Foreign Exchange Contracts++++                         (2,496,027)       (0.58)

                Other Assets Less Liabilities                                                             27,977,570         6.58
                                                                                                        ------------       -------
                Net Assets                                                                              $424,930,036       100.00%
                                                                                                        ============       =======


                Corresponding industry groups for securities (percent of net assets):
                (1)Sovereign Government Obligations--53.37%
                (2)Financial Services--18.77%
                (3)Sovereign//Regional Government Obligations--Agency--21.86%
               *Repurchase Agreements are fully collateralized by US Government &
                Agency Obligations.
              ++Certain Commercial Paper, US Treasury and Foreign Treasury Obligations
                are traded on a discount basis; the interest rates shown represent the yield-
                to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
                Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at
                October 31, 1995.

            ++++Forward Foreign Exchange Contracts as of October 31, 1995 were as follows:
                                                                                     Unrealized
                                                                                    Appreciation
                                                           Expiration              (Depreciation)
                                                              Date                   (Note 1d)

                Foreign Currency Purchased
                A$                   5,988,032           November 1995              $     1,072
                C$                  33,475,120           November 1995                   83,753
                DM                  25,208,575           December 1995                  (89,945)
                Pta                729,952,329           November 1995                  (28,064)
                Yen              1,225,180,500           November 1995                  (63,074)

                Total (US$ Commitment--$65,606,843)                                 $   (96,258)
                                                                                    -----------

                Foreign Currency Sold

                A$                  98,519,855           November 1995              $(1,135,836)
                C$                 132,483,256           November 1995               (1,780,266)
                DM                  19,065,198           December 1995                   61,294
                Iep                 11,521,867           December 1995                   10,128
                Pound Sterling      12,713,999           December 1995                  (38,803)
                Lit             30,351,652,811           November 1995                  (49,038)
                Pta              2,816,454,680           November 1995                  273,522
                NZ$                115,559,244           November 1995                  (20,390)
                Yen              2,159,708,144           November 1995                  279,620

                Total (US$ Commitment--$363,082,723)                                $(2,399,769)
                                                                                    -----------

                Total Unrealized Depreciation--Net on
                Forward Foreign Exchange Contracts                                  $(2,496,027)
                                                                                    ===========

                See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
              As of October 31, 1995
Assets:       Investments, at value (identified cost--$393,616,208) (Note 1a)                                        $ 399,448,493
              Receivables:
                Securities sold                                                                  $  42,978,048
                Interest                                                                             8,523,454
                Capital shares sold                                                                     17,336
                Forward foreign exchange contracts (Note 1d)                                             4,550          51,523,388
                                                                                                 -------------
              Prepaid registration fees and other assets (Note 1g)                                                         151,065
                                                                                                                     -------------
              Total assets                                                                                             451,122,946
                                                                                                                     -------------

Liabilities:  Unrealized depreciation on forward foreign exchange contracts (Note 1d)                                    2,496,027
              Payables:
                Custodian bank (Note 1j)                                                            20,014,929
                Capital shares redeemed                                                              1,798,359
                Dividends to shareholders (Note 1h)                                                    905,859
                Distributor (Note 2)                                                                   256,673
                Investment adviser (Note 2)                                                            196,575
                Options purchased                                                                       21,036          23,193,431
                                                                                                 -------------
              Accrued expenses and other liabilities                                                                       503,452
                                                                                                                     -------------
              Total liabilities                                                                                         26,192,910
                                                                                                                     -------------

Net Assets:   Net assets                                                                                             $ 424,930,036
                                                                                                                     =============

Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                       $         831
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                           5,023,254
              Class C Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                                 1,409
              Class D Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                               335,747
              Paid-in capital in excess of par                                                                         460,340,204
              Accumulated realized capital losses on investments and foreign currency
              transactions--net (Note 6)                                                                               (44,089,453)
              Unrealized appreciation on investments and foreign currency transactions--net                              3,318,044
                                                                                                                     -------------
              Net assets                                                                                             $ 424,930,036
                                                                                                                     =============

Net Asset     Class A--Based on net assets of $65,956 and 8,314 shares outstanding                                   $        7.93
Value:                                                                                                               =============
              Class B--Based on net assets of $398,136,439 and 50,232,539 shares outstanding                         $        7.93
                                                                                                                     =============
              Class C--Based on net assets of $109,105 and 14,089 shares outstanding                                 $        7.74
                                                                                                                     =============
              Class D--Based on net assets of $26,618,536 and 3,357,467 shares outstanding                           $        7.93
                                                                                                                     =============



              See Notes to Financial Statements.



STATEMENT OF OPERATIONS
              For the Year Ended October 31, 1995
Investment    Interest and discount earned (net of $324,751 foreign withholding tax)                                  $ 43,978,138
Income
(Notes 1e &
1f):

Expenses:     Account maintenance and distribution fees--Class B (Note 2)                                                4,024,963
              Investment advisory fees (Note 2)                                                                          3,146,062
              Transfer agent fees--Class B (Note 2)                                                                      1,382,709
              Custodian fees                                                                                               309,517
              Printing and shareholder reports                                                                             253,800
              Accounting services (Note 2)                                                                                 176,648
              Professional fees                                                                                            117,949
              Account maintenance fees--Class D (Note 2)                                                                    88,185
              Registration fees (Note 1g)                                                                                   81,084
              Transfer agent fees--Class D (Note 2)                                                                         78,848
              Directors' fees and expenses                                                                                  38,959
              Amortization of organization expenses (Note 1g)                                                               13,334
              Account maintenance and distribution fees--Class C (Note 2)                                                      277
              Transfer agent fees--Class C (Note 2)                                                                             99
              Transfer agent fees--Class A (Note 2)                                                                             97
              Other                                                                                                         21,822
                                                                                                                     -------------
              Total expenses                                                                                             9,734,353
                                                                                                                     -------------
              Investment income--net                                                                                    34,243,785
                                                                                                                     -------------

Realized &    Realized loss from:
Unrealized      Investments--net                                                                  $   (681,146)
Gain (Loss)     Foreign currency transactions--net                                                 (16,607,434)        (17,288,580)
on Invest-                                                                                       -------------
ments &       Change in unrealized appreciation/depreciation on:
Foreign         Investments--net                                                                    (2,049,573)
Currency        Foreign currency transactions--net                                                   2,472,923             423,350
Transactions                                                                                     -------------       -------------
--Net         Net realized and unrealized loss on investments and foreign currency transactions                        (16,865,230)
(Notes 1c,                                                                                                           -------------
1d, 1f &      Net Decrease in Net Assets Resulting from Operations                                                   $  17,378,555
3):                                                                                                                  =============

              See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                        For the Year Ended
                                                                                                            October 31,
              Increase (Decrease) in Net Assets:                                                     1995                1994
Operations:   Investment income--net                                                            $   34,243,785      $   72,659,344
              Realized loss on investments and foreign currency transactions--net                  (17,288,580)        (92,924,618)
              Change in unrealized appreciation/depreciation on investments and foreign
              currency transactions--net                                                               423,350          10,030,665
                                                                                                 -------------      --------------
              Net increase (decrease) in net assets resulting from operations                       17,378,555         (10,234,609)
                                                                                                 -------------      --------------
Dividends &   Investment income--net:
Distribu-       Class A                                                                                 (1,391)                 --
tions to        Class B                                                                            (15,511,689)                 --
Shareholders    Class C                                                                                 (1,005)                 --
(Note 1h):      Class D                                                                             (1,111,053)                 --
              Return of capital--net:
                Class A                                                                                 (1,474)                (58)
                Class B                                                                            (16,438,660)        (68,086,994)
                Class C                                                                                 (1,065)                 (1)
                Class D                                                                             (1,177,448)         (4,572,291)
                                                                                                 -------------      --------------
              Net decrease in net assets resulting from dividends to shareholders                  (34,243,785)        (72,659,344)
                                                                                                 -------------      --------------

Capital Share Net decrease in net assets derived from capital share transactions                  (357,893,795)       (881,055,998)
Transactions                                                                                     -------------      --------------
(Note 4):

Net Assets:   Total decrease in net assets                                                        (374,759,025)       (963,949,951)
              Beginning of year                                                                    799,689,061       1,763,639,012
                                                                                                 -------------      --------------
              End of year                                                                        $ 424,930,036      $  799,689,061
                                                                                                 =============      ==============

              See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                             Class A

                                                                                                                       For the
The following per share data and ratios have been derived                                                For the       Period
from information provided in the financial statements.                                                 Year Ended   Oct. 21, 1994++
                                                                                                       October 31,    to Oct. 31,
Increase (Decrease) in Net Asset Value:                                                                 1995++++       1994++++
Per Share     Net asset value, beginning of period                                                     $     8.11     $     8.11
Operating                                                                                              ----------     ----------
Performance:  Investment income--net                                                                          .49            .01
              Realized and unrealized loss on investments and foreign currency transactions--net             (.12)            --
                                                                                                       ----------     ----------
              Total from investment operations                                                                .37            .01
                                                                                                       ----------     ----------
              Less dividends and distributions:
                Investment income--net                                                                       (.27)            --
                Return of capital--net                                                                       (.28)          (.01)
                                                                                                       ----------     ----------
              Total dividends and distributions                                                              (.55)          (.01)
                                                                                                       ----------     ----------
              Net asset value, end of period                                                           $     7.93     $     8.11
                                                                                                       ==========     ==========

Total         Based on net asset value per share                                                            4.63%           .12%+++
Investment                                                                                             ==========     ==========
Return:**

Ratios to     Expenses                                                                                       .96%           .97%*
Average                                                                                                ==========     ==========
Net Assets:   Investment income--net                                                                        6.75%          6.28%*
                                                                                                       ==========     ==========

Supplemental  Net assets, end of period (in thousands)                                                 $       66     $       59
Data:                                                                                                  ==========     ==========
              Portfolio turnover                                                                          312.13%        259.50%
                                                                                                       ==========     ==========


                                                                                  Class B
                                                                                                        For the        For the
The following per share data and ratios have been derived                                                Period         Period
from information provided in the financial statements.                                                Dec. 28, 1990  Aug. 3, 1990++
                                                              For the Year Ended October 31,           to Oct. 31,    to Dec. 27,
Increase (Decrease) in Net Asset Value:                  1995++++    1994++++     1993       1992         1991           1990
Per Share       Net asset value, beginning of period   $    8.10   $    8.65  $     8.85  $     9.84   $     9.92     $    10.00
Operating                                              ---------   ---------  ----------  ----------   ----------     ----------
Performance:    Investment income--net                       .47         .50         .57         .72          .77            .39
                Realized and unrealized loss on
                investments and foreign currency
                transactions--net                           (.15)       (.58)       (.20)       (.99)        (.08)          (.08)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total from investment operations             .32        (.08)        .37        (.27)         .69            .31
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Less dividends and distributions:
                Investment income--net                      (.24)         --          --          --         (.77)          (.39)
                Return of capital--net                      (.25)       (.47)       (.57)       (.72)          --             --
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total dividends and distributions           (.49)       (.47)       (.57)       (.72)        (.77)          (.39)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Net asset value, end of period         $    7.93   $    8.10  $     8.65  $     8.85   $     9.84     $     9.92
                                                       =========   =========  ==========  ==========   ==========     ==========

Total           Based on net asset value per share         4.00%      (1.02%)      4.63%      (3.00%)       6.93%+++       3.40%+++
Investment                                             =========   =========  ==========  ==========   ==========     ==========
Return:**

Ratios to       Expenses, excluding account
Average         maintenance and distribution fees           .98%        .77%        .79%        .75%         .77%*          .76%*
Net Assets:                                            =========   =========  ==========  ==========   ==========     ==========
                Expenses                                   1.73%       1.52%       1.60%       1.50%        1.52%*         1.51%*
                                                       =========   =========  ==========  ==========   ==========     ==========
                Investment income--net                     5.95%       5.68%       7.26%       7.60%        9.11%*         9.75%*
                                                       =========   =========  ==========  ==========   ==========     ==========
Supplemental    Net assets, end of period
Data:           (in thousands)                         $ 398,136   $ 750,750  $1,664,602  $3,182,520   $5,918,769     $2,796,301
                                                       =========   =========  ==========  ==========   ==========     ==========
                Portfolio turnover                       312.13%     259.50%     284.62%     120.77%      153.72%         19.40%
                                                       =========   =========  ==========  ==========   ==========     ==========


              ++Commencement of Operations.
            ++++Based on average shares outstanding during the period.
               *Annualized.
              **Total investment returns exclude the effects of sales loads.
             +++Aggregate total investment return.

                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                               Class C
The following per share data and ratios have been derived                                              For the     For the Period
from information provided in the financial statements.                                                Year Ended   Oct. 21, 1994++
                                                                                                      October 31,     to Oct. 31,
Increase (Decrease) in Net Asset Value:                                                                 1995++++        1994++++
Per Share          Net asset value, beginning of period                                                $     8.10     $     8.11
Operating                                                                                              ----------     ----------
Performance:       Investment income--net                                                                     .35            .01
                   Realized and unrealized loss on investments and foreign currency
                   transactions--net                                                                         (.28)          (.01)
                                                                                                       ----------     ----------
                   Total from investment operations                                                           .07             --
                                                                                                       ----------     ----------
                   Less dividends and distributions:
                     Investment income--net                                                                  (.21)            --
                     Return of capital--net                                                                  (.22)          (.01)
                                                                                                       ----------     ----------
                   Total dividends and distributions                                                         (.43)          (.01)
                                                                                                       ----------     ----------
                   Net asset value, end of period                                                      $     7.74     $     8.10
                                                                                                       ==========     ==========

Total              Based on net asset value per share                                                        .93%           .00%+++
Investment                                                                                             ==========     ==========
Return:**

Ratios to Average  Expenses, excluding account maintenance and distribution fees                            1.03%          1.34%*
Net Assets:                                                                                            ==========     ==========
                   Expenses                                                                                 1.83%          2.14%*
                                                                                                       ==========     ==========
                   Investment income--net                                                                   5.99%          5.63%*
                                                                                                       ==========     ==========

Supplemental       Net assets, end of period (in thousands)                                            $      109     $        1
Data:                                                                                                  ==========     ==========
                   Portfolio turnover                                                                     312.13%        259.50%
                                                                                                       ==========     ==========



                                                                                  Class D
                                                                                                        For the        For the
The following per share data and ratios have been derived                                                Period         Period
from information provided in the financial statements.                                                Dec. 28, 1990  Aug. 3, 1990++
                                                              For the Year Ended October 31,           to Oct. 31,    to Dec. 27,
Increase (Decrease) in Net Asset Value:                  1995++++    1994++++     1993       1992         1991           1990
Per Share       Net asset value, beginning of period   $    8.11   $    8.66  $     8.85  $     9.85   $     9.92     $    10.00
Operating                                              ---------   ---------  ----------  ----------   ----------     ----------
Performance:    Investment income--net                       .52         .54         .61         .77          .82            .42
                Realized and unrealized loss on
                investments and foreign currency
                transactions--net                           (.17)       (.58)       (.19)      (1.00)        (.07)          (.08)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total from investment operations             .35        (.04)        .42        (.23)         .75            .34
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Less dividends and distributions:
                  Investment income--net                    (.26)         --          --          --         (.82)          (.42)
                  Return of capital--net                    (.27)       (.51)       (.61)       (.77)          --             --
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Total dividends and distributions           (.53)       (.51)       (.61)       (.77)        (.82)          (.42)
                                                       ---------   ---------  ----------  ----------   ----------     ----------
                Net asset value, end of period         $    7.93   $    8.11  $     8.66  $     8.85   $     9.85     $     9.92
                                                       =========   =========  ==========  ==========   ==========     ==========

Total           Based on net asset value per share         4.43%       (.51%)      5.28%      (2.60%)       7.53%+++       3.73%+++
Investment                                             =========   =========  ==========  ==========   ==========     ==========
Return:**

Ratios to       Expenses, excluding account
Average         maintenance and distribution fees           .95%        .76%        .73%        .75%         .76%*          .75%*
Net Assets:                                            =========   =========  ==========  ==========   ==========     ==========
                Expenses                                   1.20%       1.01%        .98%       1.00%         .96%*          .75%*
                                                       =========   =========  ==========  ==========   ==========     ==========
                Investment income--net                     6.49%       6.19%       7.24%       8.11%        9.70%*        10.51%*
                                                       =========   =========  ==========  ==========   ==========     ==========

Supplemental    Net assets, end of period
Data:           (in thousands)                         $  26,619   $  48,879  $   99,037  $  188,623   $  399,416     $  211,006
                                                       =========   =========  ==========  ==========   ==========     ==========
                Portfolio turnover                       312.13%     259.50%     284.62%     120.77%      153.72%         19.40%
                                                       =========   =========  ==========  ==========   ==========     ==========

              ++Commencement of Operations.
            ++++Based on average shares outstanding during the period.
               *Annualized.
              **Total investment returns exclude the effects of sales loads.
             +++Aggregate total investment return.

                See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of sig-nificant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price or yield equivalents obtained from one of more dealers in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's
Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) asssets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures con-tracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of dis-count) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. All or a portion of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 1995 and October 31, 1994 are characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $19,287,000 have been reclassified from accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

(j) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding
$2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account             Distribution
                           Maintenance Fee             Fee

Class B                         0.25%                 0.50%
Class C                         0.25%                 0.55%
Class D                         0.25%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD                  MLPF&S

Class A                             --                     --
Class D                            $330                  $3,996

For the year ended October 31, 1995, MLPF&S received contin-gent deferred sales charges of $469,456 and $15 relating to trans-actions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $1,176,817,027 and $1,481,540,024, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)

Investments:

Long-term                           $     9,216,672   $    3,707,550
Short-term                               (9,959,677)       2,124,735
Options written                              61,859               --
                                    ---------------   --------------
Total investments                          (681,146)       5,832,285
                                    ---------------   --------------
Currency transactions:
Options purchased                        (2,613,615)              --
Options written                           5,019,788               --
Forward foreign exchange contracts      (13,284,248)      (2,496,027)
Foreign currency transactions            (5,729,359)         (18,214)
                                    ---------------   --------------
Total currency transactions             (16,607,434)      (2,514,241)
                                    ---------------   --------------
Total                               $   (17,288,580)  $    3,318,044
                                    ===============   ==============


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in call options written for the year ended October 31, 1995 were as follows:

                                                          Premiums
                                         Par Value        Received

Outstanding call options written at
beginning of year                                --               --
Options written                     $ 3,524,640,621   $    4,093,196
Options exercised                      (584,265,000)        (631,433)
Options expired                      (2,940,375,621)      (3,461,763)
                                    ---------------   --------------
Outstanding call options written
at end of year                      $            --   $           --
                                    ===============   ==============


Transactions in put options written for the year ended October 31, 1995 were as follows:

                                                           Premiums
                                         Par Value         Received

Outstanding put options written at
beginning of year                   $    45,500,000   $       37,510
Options written                       5,199,717,695        7,887,892
Options exercised                      (790,735,000)      (1,275,742)
Options expired                      (4,454,482,695)      (6,649,660)
                                    ---------------   --------------
Outstanding put options written
at end of year                      $            --   $           --
                                    ===============   ==============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,832,285, of which $6,399,638 related to appreciated securities and $567,353 related to depreci-ated securities. At October 31, 1995, the aggregate cost of invest-ments for Federal income tax purposes was $393,616,208.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $357,893,795 and $881,055,998 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                  19,710     $     156,702
Shares issued to shareholders in
reinvestment of dividends                       306             2,424
                                     --------------     -------------
Total issued                                 20,016           159,126
Shares redeemed                             (18,948)         (150,761)
                                     --------------     -------------
Net increase                                  1,068     $       8,365
                                     ==============     =============


Class A Shares for the Period                               Dollar
October 21, 1994++ to October 31, 1994       Shares         Amount

Shares sold                                  14,261     $     115,671
Shares redeemed                              (7,015)          (56,902)
                                     --------------     -------------
Net increase                                  7,246     $      58,769
                                     ==============     =============

[FN]
++Commencement of Operations.

Class B Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                               1,165,649     $   8,282,644
Shares issued to shareholders in
reinvestment of dividends                 2,111,691        16,712,284
                                     --------------     -------------
Total issued                              3,277,340        24,994,928
Automatic conversion of shares              (44,087)         (350,642)
Shares redeemed                         (45,649,821)     (361,409,238)
                                     --------------     -------------
Net decrease                            (42,416,568)    $(336,764,952)
                                     ==============     =============


Class B Shares for the Year                                 Dollar
Ended October 31, 1994                       Shares         Amount

Shares sold                               3,848,634     $  32,411,047
Shares issued to shareholders in
reinvestment of dividends                 4,300,343        36,195,588
                                     --------------     -------------
Total issued                              8,148,977        68,606,635
Shares redeemed                        (107,865,898)     (904,426,466)
                                     --------------     -------------
Net decrease                            (99,716,921)    $(835,819,831)
                                     ==============     =============


Class C Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                  77,597     $     607,611
Shares issued to shareholders in
reinvestment of dividends                        10                76
                                     --------------     -------------
Total issued                                 77,607           607,687
Shares redeemed                             (63,628)         (499,869)
                                     --------------     -------------
Net increase                                 13,979     $     107,818
                                     ==============     =============


Class C Shares for the Period
October 21, 1994++ to                                       Dollar
October 31, 1994                             Shares         Amount

Shares sold                                     111     $         900
Shares redeemed                                  (1)               (8)
                                     --------------     -------------
Net increase                                    110     $         892
                                     ==============     =============

[FN]
++Commencement of Operations.


Class D Shares for the Year                                 Dollar
Ended October 31, 1995                       Shares         Amount

Shares sold                                 141,026     $   1,012,351
Shares issued to shareholders in
reinvestment of dividends                   142,590         1,231,159
Automatic conversion of shares               44,065           350,642
                                     --------------     -------------
Total issued                                327,681         2,594,152
Shares redeemed                          (3,000,651)      (23,839,178)
                                     --------------     -------------
Net decrease                             (2,672,970)    $ (21,245,026)
                                     ==============     =============


Class D Shares for the Year                                 Dollar
Ended October 31, 1994                       Shares         Amount

Shares sold                                 377,878     $   3,322,360
Shares issued to shareholders in
reinvestment of dividends                   303,155         2,425,102
                                     --------------     -------------
Total issued                                681,033         5,747,462
Shares redeemed                          (6,093,190)      (51,043,291)
                                     --------------     -------------
Net decrease                             (5,412,157)    $ (45,295,829)
                                     ==============     =============


As a result of the implementation of the Merrill Lynch Select Pricing System SM, Class A Shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D Shares. There were 6,102,407 shares redesignated amounting to $59,847,781.

5. Commitments:
At October 31, 1995, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currency with an approximate value of $22,745,000.

6. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $44,089,000, of which $32,232,000 expires in 2000, $10,815,000 expires in 2002, and $1,042,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabili-ties, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian, and brokers. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conform-ity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1995
</AUDIT-REPORT>